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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 20, 1998
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                      BUCKEYE PARTNERS, L.P.
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         (Exact name of registrant specified in Charter)
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   DELAWARE                      1-9356                    23-2432497
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   (State or other             (Commission              (IRS Employee
   jurisdiction of             File Number)            Identification No.)
   incorporation)
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        3900 HAMILTON BOULEVARD                            18103
        ALLENTOWN, PENNSYLVANIA
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(Address of principal executive offices)                 Zip Code

REGISTRANT'S TELEPHONE, INCLUDING AREA CODE:  (610) 770-4700


(Former name and former address, if changed since last report)
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Item 5.   Other Events.
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          Effective July 17, 1998, the Amended and Restated Partnership
Agreement of the Partnership was amended to (1) remove the limitation on the number of LP Units that the Partnership can issue without Unitholder approval,
(2) eliminate the restrictions on the amount of debt that can be incurred by the Partnership or its four operating partnerships, and (3) remove the limitations on the amount of capital expenditures that can be made by the Partnership or its four operating partnerships in any calendar year.

          The amendments to the Partnership Agreement were approved through a consent solicitation to unitholders of record on May 22, 1998. The consent solicitation expired at 5:00 P.M. (Eastern Standard Time) on July 17, 1998. Of the 26,742,306 LP Units issued and outstanding on the record date, unitholders holding 18,757,548 LP Units (70.14%) voted in favor of the amendments; 1,467,513 LP Units (7.26%) were voted against the amendments. Accordingly, the vote exceeded the requirement for approval of two-thirds of the LP Units outstanding by a margin of 928,452 LP Units.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c) Exhibits.

          Exhibit No.         Exhibit
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             99.1          Press Release dated July 20, 1998

             99.2 Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P. (As Amended and Restated through July 17, 1998)

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                                   Signature
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BUCKEYE PARTNERS, L.P.
                                By: Buckeye Management Company,
                                             Its General Partner



                              By:   /s/ Stephen C. Muther
                                    -------------------------------------
                                    Name:   Stephen C. Muther
                                    Title:  Senior Vice President,
                                            Administration, General Counsel and
                                            Secretary

Dated:  July 20, 1998

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                                 Exhibit Index
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
    Exhibit No.        Exhibit                                                                  Page
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
       99.1         Press Release dated July 20, 1998

       99.2         Amended and Restated Agreement of Limited Partnership of
                    Buckeye Partners, L.P. (As Amended and Restated through July
                    17, 1998)

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